                                                                  EXHIBIT 10.4.2

                    FIRST AMENDMENT TO MASTER LEASE AGREEMENT

      THIS FIRST AMENDMENT TO MASTER LEASE AGREEMENT (this "AMENDMENT") is made and entered into this 20th day of February, 2004, by and between VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership ("LANDLORD") and BLC ADRIAN-GC, LLC, BLC ALBUQUERQUE-GC, LLC, BLC DAYTON-GC, LLC, BLC FORT MYERS-GC, LLC, (collectively, "EXISTING TENANT"), BLC BRISTOL-GC, LLC and BLC TAVARES-GC, LLC (collectively "ADDED TENANT"; from and after the date hereof, together with Existing Tenant, "TENANT").

                                    RECITALS

      WHEREAS, Existing Tenant and Landlord are parties to that certain Master Lease Agreement dated as of January 28, 2004 (the "ORIGINAL LEASE");

      WHEREAS, as of the date hereof Landlord is acquiring those certain properties commonly known as Grand Court Bristol and Grand Court Tavares and legally described on Exhibits "A-5" and "A-6" hereto;

      WHEREAS, in accordance with Section 45 of the Lease, Landlord desires to add Grand Court Bristol and Grand Court Tavares as Additional Properties to the Lease;

      WHEREAS, Added Tenant is joining in this Amendment for the purpose of joining the Original Lease as Tenant and becoming subject to the terms of the Original Lease, as amended by this Amendment (the Original Lease as so amended, the "LEASE")

      WHEREAS, initially capitalized terms used but not defined herein shall the meaning ascribed to such term in the Lease; and

      WHEREAS, the parties desire to amend the Original Lease on the terms hereinafter set forth;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, the parties hereto, intending to be legally bound, agree to incorporate the foregoing recitals as if the same were more particularly set forth in the body of this Amendment and further agree as follows:

      1. JOINDER. Each Added Tenant hereby joins the Lease as a Tenant and agrees to be bound thereby and each Existing Tenant hereby consents and agrees to such joinder.

      2. RENTAL PAYMENT PRORATION. On the date hereof, Tenant shall pay Fixed Rent and Additional Rent for the Additional Properties prorated from the date hereof up to and including February 29, 2004.

      3. INCREASE TO SECURITY AMOUNT, DEFERRED MAINTENANCE DEPOSIT, AND ESCROWS. On the date hereof, Tenant shall pay such amounts as are necessary pursuant to
Section 3.3 (Escrow Deposits), Section 3.4 (Security Deposit), and Section 3.5 (Deferred Maintenance Deposit) such that Tenant is in compliance with the aforementioned Sections of the Lease.

      4. AMENDMENTS.

            4.1. Section 1.1.1 is hereby amended by replacing "A-4" with "A-6" where it appears in such Section.

            4.2. Effective as of March 1, 2004, Section 3.1.1 is hereby amended by deleting the words "Three Million Two Hundred Seventy Two Thousand Three Hundred Twenty-Two and No/100 Dollars per annum ($3,272,322.00) payable in equal monthly installments of Two Hundred Seventy-Two Thousand Five Hundred Twenty-Six and 83/100 Dollars ($272,526.83)" and inserting in its place "Four Million Two Hundred Sixty Two Thousand Four Hundred Twenty-Eight and No/100 Dollars per annum ($4,262,428.00) payable in equal monthly installments of Three Hundred Fifty Five Thousand Two Hundred Two and 34/100 Dollars ($355,202.34)".

            4.3. Section 10.11 is hereby amended by adding the following sentence at the end thereof:

      "Each Tenant is in substantial compliance with all applicable federal, state and local laws and regulations related to environmental protection of wetlands and surface water."

            4.4. Schedule 1 is deleted in its entirety and replaced with
Schedule 1 attached hereto.

            4.5. Schedule 2 is deleted in its entirety and replaced with
Schedule 2 attached hereto.

            4.6. Schedule 3.5 is deleted in its entirety and replaced with
Schedule 3.5 attached hereto.

            4.7. Schedule 7.3 is deleted in its entirety and replaced with
Schedule 7.3 attached hereto.

            4.8. Schedule 8.2.7 is deleted in its entirety and replaced with
Schedule 8.2.7 attached hereto.

            4.9. Exhibit "A" is deleted in its entirety and replaced with Exhibit "A" attached hereto.

            4.10. Exhibits "A-5" and "A-6" attached hereto are hereby added to the Lease after Exhibit "A-4" attached hereto.

            4.11. The definition of Portfolio Coverage Ratio on Exhibit "B" is hereby deleted in its entirety and replaced with the following:

      "PORTFOLIO COVERAGE RATIO" shall mean, with respect to the Portfolio, the ratio of (i) the Cash Flow of Tenant, plus the Cash Flow of the Other Tenants for the applicable period, to (ii) Fixed Rent under this Lease, plus the Fixed Rent under the Other Leases included in the

Portfolio, and plus all other debt service and lease payments relating to the Portfolio, for the applicable period, calculated on a trailing twelve (12) month basis.

            4.12. The definition of Fixed Rent on Exhibit "B" is hereby amended by deleting the words "Three Million Two Hundred Seventy Two Thousand Three Hundred Twenty-Two and No/100 Dollars per annum ($3,272,322.00)" and inserting the words "Four Million Two Hundred Sixty Two Thousand Four Hundred Twenty-Eight and No/100 Dollars per annum ($4,262,428.00)".

            4.13. The definition of Legal Requirements on Exhibit "B" is hereby amended by adding the following sentence at the end thereof::

      ", or (4) with respect to property known as Grand Court Tavares, relate to the environmental protection of wetlands and/or surface water."

            4.14. Exhibit "F" is deleted in its entirety and replaced with Exhibit "F" attached hereto.

      5. REPRESENTATIONS AND WARRANTIES OF TENANTS. Without limiting in any way any representation or warranty in the Lease or any document executed in connection therewith (collectively, the "LEASE DOCUMENTS"), each Tenant represents and warrants that as of the date hereof:

            5.1. ORGANIZATION AND GOOD STANDING. Each Tenant is duly organized, validly existing and in good standing under the laws of the State of its organization. Each Tenant is qualified to do business in and is in good standing under the laws of the State in which the Facility leased by such Tenant is located. Each Tenant has delivered true and complete copies of the documents, certificates and agreements pursuant to which such Tenant is organized to do business.

            5.2. POWER OF AUTHORITY. Each Tenant has the power and authority to execute, deliver and perform this Amendment and to make itself jointly and severally liable for the obligations of each other Tenant. Each Tenant has taken all requisite action necessary to authorize the execution, delivery and performance of such Tenant's obligations under this Amendment.

            5.3. CONSENTS. The execution, delivery and performance of this Amendment will not require any consent, approval, authorization, order, or declaration of, or any filing or registration with, any court, any Governmental Authority, or any other Person.

            5.4. NO VIOLATION. The execution, delivery and performance of this Amendment (i) do not and will not conflict with, and do not and will not result in a breach of, any Tenant Org Docs; and (ii) do not and will not violate any order, writ, injunction, decree, statute, rule or regulation applicable to any Tenant or any of the Facilities.

            5.5. FULL AND ACCURATE DISCLOSURE. No statement of fact made by or on behalf of Tenant in this Amendment or in any other document or certificate delivered to Landlord by Tenant contains any untrue statement of a material fact or omits to state any material fact necessary to makes statements contained herein or therein not misleading, including, without limitation, all of the financial information delivered by any Tenant or Affiliate of Tenant prior or simultaneous to the execution of this Amendment, all of which Tenant hereby acknowledges were relied upon by Landlord in executing this Amendment. There is no fact presently known to Tenant which has not been disclosed to Landlord which has a Material Adverse Effect, nor as far as Tenant can foresee, might have a Material Adverse Effect.

            5.6. ENFORCEABILITY. This Amendment constitutes a legal, valid and binding obligation of Tenant, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally and general principles of equity.

            5.7. NO DEFAULTS. To Tenant's actual knowledge, no Event of Default or monetary default under the Lease or under any of the other Lease Documents has occurred or with the passage of time, giving of notice or both will exist.

            5.8. NO OFFSETS OR DEFENSES. Through the date of this Amendment, and to Tenant's knowledge, Tenant neither has, nor claims any offset, defense, claim, right of set-off or counterclaim against Landlord under, arising out of or in connection with this Amendment, the Lease or any of the other Lease Documents. In addition, Tenant covenants and agrees with Landlord that if any offset, defense, claim, right of set-off or counterclaim exists of which Tenant has knowledge as of the date of this Amendment, Tenant hereby irrevocably and expressly waives the right to assert such matter.

            5.9. DAMAGE OR INJURY. Since the date of the Original Lease, no Leased Property has been materially injured or damaged by fire or other Casualty.

            5.10. CHANGE. Since the date of the Original Lease, no material adverse change with respect to any Leased Property or Tenant has occurred.

            5.11. REPRESENTATION AND WARRANTIES IN LEASE AGREEMENT. All of the representations and warranties in Section 10.7 through 10.14, inclusive, in the Original Lease are hereby made by each Additional Tenant, and all of the representations and warranties in Article 10 of the Original Lease are hereby re-made by each Existing Tenant, and are true and correct as of the date hereof.

      6. TRANSACTIONS COSTS. Each Tenant agrees to pay on the date hereof all costs and expenses incurred by Landlord in connection with this Amendment, including, without limitation, all reasonable legal fees of Landlord's counsel and travel costs. Each Tenant shall pay its respective costs and expenses incurred in connection with this Amendment.

      7. MODIFICATIONS. This Amendment may not be amended, modified or otherwise changed in any manner except by a writing executed by all of the parties hereto.

      8. SEVERABILITY. In case any provision of this Amendment shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal, and enforceable. The validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      9. SUCCESSORS AND ASSIGNS. This Amendment applies to, inures to the benefit of, and binds all parties hereof, their heirs, legatees, devisees, administrators, executors, and permitted successors and assigns.

      10. GOVERNING LAW. This Amendment was negotiated in the State of Illinois, which State the parties agree has a substantial relationship to the parties and to the underlying transaction embodied hereby. In all respects, the law of the State of Illinois shall govern the validity of and enforceability of the obligations of the parties set forth herein, but all provisions hereof relating to the creation of the leasehold estate and remedies set forth in the Lease shall be governed by the laws of the State in which each applicable Leased Property that is the subject of dispute is located.

      11. FULL FORCE AND EFFECT. The Lease Documents remain in full force and effect. None of the representations, warranties or covenants contained herein shall limit in any way any representation, warranty or covenant contained in any Lease Document. This Amendment shall constitute a "Lease Document" as defined herein.

      12. AMENDMENT CONTROLLING. This Amendment is considered by the parties to the Lease to be an integral part of such Lease. If there is any conflict between the terms of the Lease and this Amendment, the terms of this Amendment shall control. Except as expressly amended herein, all other terms, agreements, and conditions of the Lease shall remain unmodified and in full force and effect.

      13. COUNTERPARTS/FAX SIGNATURES. This Amendment may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts when taken together will constitute one in the same agreement. Confirmation of the execution of this Amendment by telex or by telecopy or telefax of a facsimile page(s) executed by the parties shall be binding upon the parties hereto.

                           [SIGNATURE PAGE TO FOLLOW]

      IN WITNESS WHEREOF, the parties have caused this First Amendment to Master Lease Agreement to be executed as of the date first above written.

                                 LANDLORD:

Witness: VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

Name: /s/ Barbara J. Thompson  By: Ventas, Inc., a Delaware corporation
      -----------------------

Name: /s/ Dana J. Baker              By: /s/ T. Richard Riney
      ---------------------              ---------------------------------------
                                     Name:  T. Richard Riney
                                     Title: Executive Vice President and
                                            General Counsel

                                 TENANT:

Witness:                         BLC ADRIAN-GC, LLC,
                                 a Delaware limited liability company

Name: /s/ Eirik O. Olsen
      ---------------------
                                     By: /s/ R. Stanley Young
                                         ---------------------------------------
                                     Name: R. Stanley Young
Name: /s/ Michael Feinstein           Its: Vice President
      ---------------------

Witness:                         BLC ALBUQUERQUE-GC, LLC,
                                 a Delaware limited liability company

Name: /s/ Eirik O. Olsen
      ---------------------

Name: /s/ Michael Feinstein          By: /s/ R. Stanley Young
      ---------------------              ---------------------------------------
                                     Name: R. Stanley Young
                                     Its: Vice President

Witness:                         BLC BRISTOL-GC, LLC,
                                 a Delaware limited liability company

Name: /s/ Eirik O. Olsen
      ---------------------

Name: /s/ Michael Feinstein      By: /s/ R. Stanley Young
      ---------------------          ---------------------------------------
                                 Name: R. Stanley Young
                                 Its:  Vice President

Witness:                         BLC DAYTON-GC, LLC,
                                 a Delaware limited liability company

Name: /s/ Eirik O. Olsen
      --------------------

Name: /s/ Michael Feinstein      By: /s/ R. Stanley Young
      ---------------------          ---------------------------------------
                                 Name: R. Stanley Young
                                 Its:  Vice President

Witness:                         BLC FORT MYERS-GC, LLC,
                                 a Delaware limited liability company

Name: /s/ Eirik O. Olsen
      ---------------------

Name: /s/ Michael Feinstein      By: /s/ R. Stanley Young
      ---------------------          ---------------------------------------
                                 Name: R. Stanley Young
                                 Its:  Vice President

Witness:                         BLC TAVARES-GC, LLC,
                                 a Delaware limited liability company

Name: /s/ Eirik O. Olsen
      ---------------------

Name: /s/ Michael Feinstein      By: /s/ R. Stanley Young
      ---------------------          ---------------------------------------
                                 Name: R. Stanley Young
                                 Its:  Vice President

GUARANTOR HEREBY AGREES AND CONSENTS TO THIS FIRST AMENDMENT TO MASTER LEASE
AGREEMENT:

                                 GUARANTOR:

                                 BROOKDALE LIVING COMMUNITIES, INC.,
                                 a Delaware corporation

Witness:

                                 By: /s/ R. Stanley Young
                                     -------------------------------------------
Name: /s/ Eirik O. Olson             Name:  R. Stanley Young
      _____________________          Title: Executive Vice-President, Chief
                                     Financial Officer and Treasurer
Name: /s/ Michael Feinstein
      _____________________

State of Illinois  )
                   )  ss:
County of Cook     )

      On this 19 day of February, 2004, before me personally appeared R.
Stanley Young, to me known to be the Vice-President of BLC Adrian-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

 /s/ Michael R. Ascher
___________________________________
Notary Public in and for the State
of Illinois residing at
Chicago, IL
___________________________________

My Commission Expires: 5/16/07

State of Illinois )
                  )  ss:
County of Cook    )

      On this 19 day of February, 2004, before me personally appeared R.
Stanley Young, to me known to be the Vice-President of BLC Albuquerque-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Michael R. Ascher
___________________________________
Notary Public in and for the State
of Illinois residing at
Chicago, IL
___________________________________

My Commission Expires: 5/16/07

State of Illinois )
                  )  ss:
County of Cook    )

      On this 19 day of February, 2004, before me personally appeared R.
Stanley Young, to me known to be the Vice-President of BLC Dayton-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Michael R. Ascher
___________________________________
Notary Public in and for the State
of Illinois residing at
Chicago, IL
___________________________________

My Commission Expires: 5/16/2007

State of Illinois )
                  )  ss:
County of Cook    )

      On this 19 day of February, 2004, before me personally appeared R.
Stanley Young, to me known to be the Vice-President of BLC Fort Meyers-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Michael R. Ascher
___________________________________
Notary Public in and for the State
of Illinois residing at
Chicago, IL
___________________________________

My Commission Expires: 05/16/07

State of Illinois )
                  )  ss:
County of Cook    )

      On this 19 day of February, 2004, before me personally appeared R.
Stanley Young, to me known to be the Vice-President of BLC Tavares-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Michael R. Ascher
___________________________________
Notary Public in and for the State
of Illinois residing at
Chicago, IL
___________________________________

My Commission Expires: 05/16/07

State of Illinois )
                  )  ss:
County of Cook    )

      On this 19 day of February, 2004, before me personally appeared R.
Stanley Young, to me known to be the Vice-President of BLC Bristol-GC, LLC, a Delaware limited liability company, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Michael R. Ascher
-----------------------------------
Notary Public in and for the State
of Illinois residing at Chicago, IL
-----------------------------------


My Commission Expires: 5/16/07

State of Illinois )
                  )  ss:
County of Cook    )

      On this 19 day of February, 2004, before me personally appeared R. Stanley Young, to me known to be the Executive Vice-President of BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Michael R. Ascher
-----------------------------------
Notary Public in and for the State
of Illinois residing at Chicago, IL
-----------------------------------

My Commission Expires: 5/16/07

State of Kentucky  )
                   )  ss:
County of Jefferson)

      On this 10 day of February, 2004, before me personally appeared T.
Richard Riney, to me known to be the Vice-President of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, the entity that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said entity, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

      In witness whereof, I have hereunto set my hand and affixed my official seal the day and year first written above.

/s/ Kimberly S. Tobin
-----------------------------------
Notary Public in and for the State
of Kentucky residing at Louisville,
Kentucky


My Commission Expires: 11/26/06

                                   SCHEDULE 1

     FACILITY, TENANT, PRIMARY INTENDED USE, IL UNITS, AL UNITS, TOTAL UNITS

 FACILITY          TENANT             PRIMARY INTENDED USE        IL UNITS    AL UNITS    TOTAL UNITS
-----------    ---------------    ----------------------------    --------    --------    -----------
ADRIAN         BLC Adrian-GC,     Assisted living facility and       51          52           103
               LLC                senior independent living
                                  facility.

ALBUQUERQUE    BLC                Assisted living facility and      140          60           200
               Albuquerque-GC,    senior independent living
               LLC                facility.

BRISTOL        BLC Bristol-GC,    Assisted living facility and       54          44            98
               LLC                senior independent living
                                  facility.

DAYTON         BLC Dayton-GC,     Assisted living facility and      130          55           185
               LLC                senior independent living
                                  facility.

FT. MYERS      BLC Fort           Senior independent living         185           0           185
               Myers-GC, LLC      facility.

TAVARES        BLC Tavares-GC,    Assisted living facility and       59          35            94
               LLC                senior independent living
                                  facility.

                                   Schedule 1

                                   SCHEDULE 2

        INITIAL ALLOCATED RENT AND INITIAL MINIMUM OPTION PURCHASE PRICE

                           INITIAL ANNUAL ALLOCATED    INITIAL MINIMUM OPTION
      FACILITY                      RENT                   PURCHASE PRICE
-----------------------    ------------------------    ----------------------
Adrian, Michigan                $    544,388.00           $  5,885,000.00
Albuquerque, New Mexico         $  1,076,267.00           $ 11,635,000.00
Bristol, Virginia               $    610,558.00           $  6,601,000.00
Dayton, Ohio                    $    333,306.00           $  3,603,000.00
Ft. Myers, Florida              $  1,316,361.00           $ 14,231,000.00
Tavares, Florida                $    381,548.00           $  4,125,000.00
                                ---------------           ---------------

     TOTALS                     $  4,262,428.00           $ 46,080,000.00
                                ===============           ===============

                                   Schedule 2

                                  SCHEDULE 3.5

                              CAPITAL REPAIR ITEMS

               CAPITAL REPAIR ITEMS                             ALLOWANCE AMOUNT
               --------------------                             ----------------
ADRIAN, MICHIGAN
1.   None                                                    1.     $         0

ALBUQUERQUE, NEW MEXICO
1.   Heat pump replacements and cooling tower                1.     $ 11,000.00
     upgrades
2.   Replacement of some kitchen appliances                  2.     $ 13,125.00

                                                             TOTAL:  $24,125.00
BRISTOL, VIRGINIA
1.   Roof leaks reported and needing repaired                1.     $  6,250.00

DAYTON, OHIO
1.   Repair asphalt and concrete, reseal asphalt             1.     $ 14,843.75
2.   Replace original portion of roof over next 2            2.     $ 46,378.75
     years
3.   Replace common area FF&E                                3.     $  9,375.00
4.   Reattach meters and switch gear                         4.     $  1,250.00

                                                             TOTAL:  $71,847.50
FT. MYERS, FLORIDA
1.   Replace roof and roof membranes due to roof leaks       1.     $ 50,000.00
     over a period of years

TAVARES, FLORIDA
1.   None                                                    1.     $         0

                                    TOTAL                           $152,222.50
                                                                    ===========

                                  Schedule 3.5

                                  SCHEDULE 7.3

                            AUTHORIZATION COLLATERAL

1. License issued by Michigan Family Independence Agency, Office of Children & Adult Licensing for a home for the aged, capacity 66, to BLC Adrian-GC, LLC

2. License issued by Ohio Department of Health for Residential Care Facility, capacity 83, to BLC-Dayton-GC, LLC

3. License issued by New Mexico Department of Health for Adult Residential Shelter Care Home, capacity 100, to BLC Albuquerque-GC, LLC

4. License issued by Virginia Department of Social Services for an Assisted Living Facility, capacity 125, to BLC Bristol GC, LLC

5. License issued by the Florida Agency for Health Care Administration for an Assisted Living Facility, capacity 65, to BLC Tavares - GC LLC

                                  Schedule 7.3

                                 SCHEDULE 8.2.7

           NONCOMPLIANCE WITH CERTAIN LEGAL AND INSURANCE REQUIREMENTS

                                      NONE

                                 Schedule 8.2.7

                                    EXHIBIT A

                            LEASED PROPERTY ADDRESSES

PROPERTY NAME:             PROPERTY ADDRESS
The Grand Court            1200 Corporate Drive, Adrian (Lenawee County), Michigan
Adrian

The Grand Court            300 Valencia Drive SE, Albuquerque (Bernalillo County), New Mexico
Albuquerque

The Grand Court            One Liberty Place, Bristol (Washington County), Virginia
Bristol

The Grand Court            280 Walden Way, Dayton (Montgomery and Greene Counties), Ohio
Dayton

The Grand Court Fort       8351 College Parkway, Fort Myers (Lee County), Florida
Myers

The Grand Court            1211 Caroline Street East, Tavares (Lake County), Florida
Tavares

                                    Exhibit A

                                   EXHIBIT A-5

                           LEGAL DESCRIPTION (BRISTOL)

      TRACT 1: BEGINNING at a point on the southern right-of-way line of Bristol View Drive, corner to property of Warren; thence with the right-of-way line of Bristol View Drive N 60 degrees 01' E 597.63 feet to a point, corner to property of Merritt; thence with the line of Merritt S 48 degrees 58' E 301.07 feet to a point, corner to Tract 2; thence with the line of Tract 2 S 47 degrees 51' 30" E
121.48 feet to a point marked by an axle, corner to property of Cuba; thence with the line of the property of Cuba the following two courses: (1) S 62 degrees 54' W 117.46 feet to an iron pin, then (2) S 27 degrees 41' 30" E 49.78 feet to an iron pin, corner to property of Blacky; thence with the line of property of Blacky S 60 degrees 43; 40" W 78.53 feet to an iron pin, corner to property of Smith; thence with the line of property of Smith on two courses (1) S 62 degrees 22' 20" W 107.12 feet to an axle, then (2) S 38 degrees 14' 20" E
50.60 feet to an iron pin, corner to property of Salyer, the same being Lot 6, Block 1, Westfield Subdivision; thence with the northwestern line of Lots 6, 5, and 4, Block 1, Westfield Subdivision S 61 degrees 58' 10" W 216.53 feet to a pin, corner to Lots 3 and 4, Block 1, Westfield Subdivision; thence with the northwestern line of Lot 3, Block 1, Westfield Subdivision S 62 degrees 18' 30" W 51.94 to a post, common corner to Lots 2 and 3, Block 1, Westfield Subdivision and corner to property of Warren; thence with the line of property of Warren N 49 degrees 11' 10" W 507.63 feet to a point, the same being the point of Beginning, containing 269,200.8 square feet (6.18 acres +/-).

      TRACT 2: BEGINNING at a point on the northeastern line of Tract 1, corner to property of Merritt; thence with the line of the property of Merritt N 50 degrees 03' 30" E 133.03 feet to an iron pin, corner to Tract 3; thence with the line of Tract 3 the following three courses: (1) S 19 degrees 36' 40" E 187.00 feet to a point, then (2) N 50 degrees 03' 30" E 74.00 feet to an iron pin, then
(3) S 49 degrees 36' 49" E 92.88 feet to a point, the northern corner of Lot 13, Block 1, Westfield Subdivision; thence with the northwestern line of said Lot 13 S 61 degrees 38' 40" W 76.00 feet to a point, common corner to Lots 12 and 13, Block 1 of said subdivision; thence with the northwestern line of Lots 11 and 12, Block 1 of said subdivision S 63 degrees 00' 50" W 152.06 feet to a point, common corner to Lots 10 and 11, Block 1 of said subdivision, corner of Cuba; thence with the line of Cuba and with the line of Tract 1 N 47 degrees 51' 30" W
228.00 feet (passing an axle at 106.52 feet) to a point, the same being the point of Beginning, containing 45, 563.76 square feet (1.046 acres +/-).

      TRACT 3: BEGINNING at an iron pin, corner to Lot 2 and in the line of Merritt, thence with the line of Merritt, N 50 degrees 03' 30" E 140.00 feet to an iron pin, corner to Merritt and in the line of Chapman; thence with the line of Chapman S 49 degrees 36' 40" E 290.00 feet to a locust stump in the northwestern line of Lot 1, Block 2, Westfield Subdivision; thence with the line of said Lot 1 S 58 degrees 25' W 18.54 feet to an iron pin, corner to the terminus of a 50 feet street; thence with the line of the terminus of said 50 feet street S 59 degrees 16' 25" W 50.00 feet to a point, corner to Tract 2 and the northern corner of Lot 13, Block 1, Westfield Subdivision; thence with the line of said Tract 2 the following three courses: (1) N 49 degrees 36' 40" W
92.88 feet to an iron pin, then (2) S 50 degrees 03' 30" W 74.00 feet to a point, then (3) N 49 degrees 36' 40" W 187.00 feet to an iron pin, the same being the point of Beginning,

                                  Exhibit A-5-1
containing 25,847.64 square feet (0.594 acres +/-).

      Of Tract 3 above described, a certain portion thereof has been and is hereby dedicated as a 50 foot right-of-way for the use and benefit of Tracts 1 and 2 above described, which right-of-way area shall constitute a non-exclusive easement for ingress, egress and regress, including the right to maintain roadways and landscaping thereon together with the installation and maintenance of utilities, both above and below ground, which right-of-way area is more specifically described as follows:

      BEGINNING at a point, corner to Tract 2 and the northern corner of Lot 13, Block 1, Westfield Subdivision and the northwestern terminus of a 50 foot street, thence with the line of Tract 2 N 49 degrees 36' 40" W 92.88 feet to an iron pin; thence leaving the line of Tract 2 and a new line bi-secting Tract 3 as follows: (1) N 59 degrees 16' 25" E 50.00 feet to a point, thence (2) S 49 degrees 36' 40" E 92.88 feet to an iron pin, corner to Lots 1, Block 2, Westfield Subdivision and the northeastern corner of the terminus of a 50 foot street; thence with the line of terminus of said 50 foot street S 59 degrees 16' 25" W 50.00 feet to a point, the same being the point of Beginning.

      The above descriptions were taken from a plat prepared by Frank T. Holbrook, Certified Land Surveyor, said plat being entitled "Bristol House, Bristol Virginia" and being dated September 8, 1984.

      TRACT 1 being the same property conveyed to Bristol House, Ltd. by deed from R.C. Houser, et al. dated September __, 1984, recorded in the Office of the Circuit Court Clerk for the City of Bristol, Virginia in Deed Book 242, at page 46.

      TRACTS 2 and 3 being the same property conveyed to Bristol House, Ltd. by deed of George Leslie McClellan, et ux. dated September 6, 1984 and recorded in the Office of the Clerk of the Circuit Court for the City of Bristol, Virginia in Deed Book 241, page 419.

                                  Exhibit A-5-2

                                   EXHIBIT A-6

                           LEGAL DESCRIPTION (TAVARES)

Lots 16 and 17, less: Begin at the Northwesterly corner of Lot 17, run thence East along the North line of Lot 17, for 80 feet, run thence Southeasterly for
520.52 feet to a point on the South line of said Lot 17 that is 164.3 feet East of the Southwest corner of said Lot 17, run thence West along South line of said Lot 17 for 164.3 feet to the Southwest corner of said Lot 17, run thence Northerly along Westerly line of Lot 17, for 513.19 feet to the Point of Beginning, also less: Begin at the Southeast corner of Lot 16 and run West along the South line thereof 60 feet, thence North and parallel to the East line of Lot 16 for 42.82 feet, thence East and parallel to the South line of Lot 16 for 60 feet to the East line of Lot 16, thence South along said East line 42.82 feet to the Point of Beginning, all lying and being in Alex St. Clair Abram's Extension to the City of Tavares, Florida, according to the plat thereof recorded in Plat Book 1, page 53, Public Records of Lake County, Florida. Said Lots 16 and 17 are sometimes referred to as Blocks 16 and 17.

Said property is also described as follows:

Commence at the Southwest corner of Lot 17, Alex St. Clair Abram's Extension to the City of Tavares, Florida as recorded in Plat Book 1, Page 53, Public Records of Lake County, Florida; thence S89 degrees 18'00"E along the South line of said Lot 17 and the North right of way line of East Caroline Street, a distance of
164.30 feet for a Point of Beginning; thence N08 degrees 39'03"W a distance of
519.98 feet to a point on the North line of said Lot 17, being 80.00 feet, S89 degrees 02'15"E of the Northwesterly corner of said Lot 17; thence S89 degrees 02'15"E along the North line of said Lot 17 and Lot 16 of said Alex St. Clair Abram's Extension to the City of Tavares, a distance of 693.77 feet to the Northeast corner of said Lot 16; thence S00 degrees 40'25"W along the East line of said Lot 16, a distance of 467.08 feet; thence N89 degrees 18'00"W a distance of 60.00 feet; thence S00 degrees 40'25"W a distance of 42.82 feet to a point on the South line of said Lot 16 and the North right of way line of East Caroline Street; thence N89 degrees 18'00"W along the South line of said Lots 16 and 17 and the North right of way line of East Caroline Street, a distance of 549.51 feet to the Point of Beginning.

Containing 7.59 acres, more or less.

                                   Exhibit A-6

                                    EXHIBIT F

                      LIST OF PROPERTY MANAGEMENT CONTRACTS

1. Exclusive Property Management and Leasing Agreement dated as of January 28, 2004, by and between BLC Adrian-GC, LLC and Brookdale Living Communities-GC, LLC.

2. Exclusive Property Management and Leasing Agreement dated as of January 28, 2004, by and between BLC Albuquerque-GC, LLC and Brookdale Living Communities-GC, LLC.

3. Exclusive Property Management and Leasing Agreement dated as of the date hereof, by and between BLC Bristol-GC, LLC and Brookdale Living Communities-GC, LLC.

4. Exclusive Property Management and Leasing Agreement dated as of January 28, 2004, by and between BLC Dayton-GC, LLC and Brookdale Living Communities-GC, LLC.

5. Exclusive Property Management and Leasing Agreement dated as of January 28, 2004, by and between BLC Fort Myers-GC, LLC and Brookdale Living Communities-GC, LLC.

6. Exclusive Property Management and Leasing Agreement dated as of the date hereof, by and between BLC Tavares-GC, LLC and Brookdale Living Communities-GC, LLC.

                                    Exhibit F